SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2010

RESOURCE EXCHANGE OF AMERICA CORP.

 (Exact name of registrant as specified in its charter)

Florida	333-157565	26-4065800
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
1990 Main Street, Suite 750 Sarasota, FL 34236
(Address of principal executive offices)
941-312-0330
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

Telephone: 619-399-3090

Facsimile: 619-399-0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 22, 2010, Resource Exchange of America Corp. (the “Company”) received the resignation of David Finkelstein (“Mr. Finkelstein”) as the Chief Financial Officer and Director of the Company, such resignation was effective immediately. There were no disagreements between Mr. Finkelstein and our Board of Directors regarding any business practices or procedures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE EXCHANGE OF AMERICA CORP.
Date: December 22, 2010	By:	/s/ Dana Pekas
Dana J. Pekas
Chief Executive Officer & President